UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2015.

EXPERIENCE ART AND DESIGN, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-174155	27-4673791
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

401 Congress Avenue, Suite 1540, Austin TX, 78701
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers, Appointment of Directors and Principal Officers

On June 16, 2015, the Company accepted the resignation of Mr. Michael Noonan and accepted the appointment of Mr. Zhang Yue to act as its sole officer and director in his stead.

Zhang Yue, age 57, is a geological engineer.  He studied geological engineering at the Liaoning Provincial Bureau of Geology and Mineral Resources from 1977 to 1980.  From 2004 to the present, he has served as the Head of Technology and Geological Engineer for the Liaoning Geological Prospecting Institute of Marine Engineering.  He has been active as an geological engineer since 1980, with a primary focus on diamond mining.  Mr. Yue speaks English and Mandarin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPERIENCE ART AND DESIGN INC.
Date: June 19, 2015.	By	/s/ Zhang Yue
Zhang Yue